                            SCHEDULE 14A INFORMATION
                            ------------------------

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12


                              TB Wood's Corporation
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
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       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
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    paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

    ___________________________________________________________________________
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    ___________________________________________________________________________
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    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                              [GRAPHIC OMITTED](R)
                                   TB Wood's


                         NOTICE OF ANNUAL MEETING OF THE
                                 STOCKHOLDERS OF
                              TB WOOD'S CORPORATION

TO THE STOCKHOLDERS OF
TB WOOD'S CORPORATION:

The Annual Meeting of Stockholders of TB Wood's Corporation (the "Company") will be held at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, DC 20008, on April 27, 2004, commencing at 10:00 a.m. for the following purposes:

         1. To elect two directors to the Board of Directors to serve for a term ending at the 2007 Annual Meeting and until their successors have been elected and qualified, and;

         2. To ratify the Board's Audit Committee selection of the firm of Grant Thornton LLP as auditors of the Company.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The record date for determining those stockholders, who will be entitled to notice of, and vote at, the Annual Meeting, or any adjournment thereof, is March 5, 2004. The stock transfer books of the Company will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please execute the enclosed proxy and mail it promptly. Should you attend the meeting, you may revoke your proxy and vote in person. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

                                                  TB WOOD'S CORPORATION

                                                  By: /s/ Joseph C. Horvath
                                                     -----------------------
                                                          Joseph C. Horvath
                                                          Corporate Secretary
Chambersburg, Pennsylvania
March 22, 2004

                              TB WOOD'S CORPORATION
                 440 North Fifth Avenue, Chambersburg, PA 17201

                                 PROXY STATEMENT

          FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 27, 2004

         This proxy statement is furnished to the stockholders of TB Wood's Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Wednesday, April 27, 2004, at 10:00 a.m. at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, DC and any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors (the "Board") does not know of any business to be presented for consideration at the Annual Meeting or any adjournment thereof other than as stated in the Notice of Annual Meeting. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about March 22, 2004.

         A copy of the Company's Annual Report to Stockholders for the fiscal year ended January 2, 2004, accompanies this proxy statement.

--------------------------------------------------------------------------------
                                    CONTENTS
                                                                            Page

VOTING PROCEDURES..............................................................3

CORPORATE GOVERNANCE...........................................................4

ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)...................................7

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS (ITEM 2 ON PROXY CARD)..8

AUDIT FEES AND THE REPORT OF THE AUDIT COMMITTEE...............................9

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS..................11

EXECUTIVE COMPENSATION........................................................12

MANAGEMENT....................................................................15

COMPENSATION TABLES...........................................................16

OTHER FORMS OF COMPENSATION...................................................20

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................22

STOCK PERFORMANCE GRAPH.......................................................24

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................25

ANNUAL REPORT ON FORM 10-K....................................................26

OTHER MATTERS.................................................................26

CHARTER OF THE AUDIT COMMITTEE...............................................A-1

CHARTER OF THE COMPENSATION COMMITTEE........................................B-1

CORPORATE GOVERNANCE GUIDELINES..............................................C-1

CODE OF CONDUCT..............................................................D-1

                                VOTING PROCEDURES

         Your vote is very important. Whether or not you expect to be personally present at the Annual Meeting, you are requested to fill in, sign, date and return the enclosed form of proxy. Any person giving such proxy has the right to revoke it at any time before it is voted by giving written notice to the Secretary of the Company. All shares of TB Wood's Corporation common stock, par value $.01 per share (the "Common Stock") represented by duly executed proxies in the accompanying form will be voted as directed unless proxies are properly revoked prior to the voting thereof. If the proxy is signed and returned without any direction given, shares will be voted FOR the election of the nominees of the Board and FOR the ratification of the Board's selection of the firm of Grant Thornton LLP as auditors of the Company.

Who can vote? Stockholders as of the close of business on March 5, 2004 are entitled to vote. On that day, 5,157,092 shares of our Common Stock were outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting. A list of stockholders eligible to vote will be available at our principal place of business, 440 North Fifth Avenue, Chambersburg, Pennsylvania beginning March 24, 2004. Stockholders may examine this list during normal business hours for any purpose relating to the Annual Meeting.

What shares are included in the proxy card? The proxy card represents all the shares of Common Stock registered to your account. Each share of Common Stock that you own entitles you to one vote.

How are votes counted? The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares of Common Stock entitled to vote, is represented. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached. Because abstentions will be included in tabulations of the votes entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as negative votes. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matters which the broker has not expressly voted. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker non-votes are not counted in determining whether the affirmative vote required for the approval of Items 1 and 2 has been cast.

Who will count the vote? Our Transfer Agent and Registrar, American Stock Transfer & Trust Company will tally the vote and certify the results.

Is my vote confidential? Proxies, ballots and voting tabulations are available for examination only by the Secretary and tabulators. Your vote will not be disclosed to the Board of Directors or to our management other than the Secretary and except as may be required by law.

Who is soliciting this proxy? Solicitation of proxies is made on behalf of us and our Board of Directors. We will pay the cost of preparing, assembling and mailing the notice of Annual Meeting, proxy statement and proxy card. In addition to the use of mail, proxies may be solicited by our directors, officers and regular employees, without additional compensation, in person or by telephone or other electronic means. We will reimburse brokerage houses and other nominees for their expenses in forwarding proxy materials to beneficial owners of our Common Stock.

--------------------------------------------------------------------------------

                              CORPORATE GOVERNANCE

         In accordance with General Corporation Law of the State of Delaware and our Certificate of Incorporation and Bylaws, our business, property and affairs are managed under the direction of the Board of Directors. Although our directors are not involved in our day-to-day operating details, they are kept informed of our business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the Board of Directors and committees of the Board of Directors.

Meetings of the Board of Directors. The Board of Directors held four meetings in 2003. Mr. Stapleton was appointed to the Board of Directors on January 16, 2004. Mr. Swenson attended 100% of the aggregate meetings held by the Board and by the committees of the Board on which he served during the periods that he served. Mr. Osborn attended 100% of the aggregate meetings held by the Board and 89% of the aggregate meetings held by the committees of the Board on which he served during the period he served. Mr. Lazio attended 100% of the aggregate meetings held by the Board and by the committees of the Board on which he served during the period that he served. On August 6, 2003, we announced that Mr. Foley, our former Chairman accepted the position of Director of Private Sector Development for the Coalition Provisional Authority in Iraq. He is currently on leave from his duties as a director.

Communication with the Board of Directors. Stockholders may communicate with the Board of Directors by sending a letter to TB Wood's Corporation Board of Directors, c/o the Office of the Corporate Secretary, 440 North Fifth Avenue, Chambersburg, Pennsylvania 17201. The Office of the Corporate Secretary will review the correspondence and forward it to the Chair of the appropriate committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, and illegal, does not reasonably relate to TB Wood's Corporation or its business, or is similarly inappropriate. The Office of the Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Director Independence. The Board of Directors has determined that the following directors are independent under the listing standards of the National Association of Securities Dealers: Messrs. Osborn, Lazio and Stapleton.

Committees of the Board of Directors. The Board of Directors has established two standing committees.

Audit Committee -- assists the Board of Directors in monitoring: (i) the integrity of the consolidated financial statements of the Company; (ii) the Company's compliance with legal and regulatory requirements related to the financial statements, including the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that have been established relating to such financial statements; and (iii) the independence and performance of the Company's internal and external auditors. In addition, the Audit Committee maintains the sole responsibility to appoint, determine funding for, and oversee the independence and performance of our internal and external auditors and has the authority to engage independent counsel and other advisors to assist in such responsibility. Each of the members of the Audit Committee is independent under the listing standards of the National Association of Securities Dealers and as that term is used in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee met five times during 2003. The Audit Committee has adopted a written charter, a copy of which is attached as Appendix A to this proxy statement. The current members of the Audit Committee are Mr. Lazio (Chairman) and Messrs. Osborn and Stapleton. The Board has determined that it does not currently have a financial expert, as described in Rule 401(h) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Compensation Committee -- reviews and determines compensation arrangements for the President and the other executive officers. The Compensation Committee also administers our equity compensation plans and makes recommendations to the Board of Directors regarding the compensation to be provided to the directors.

The Compensation Committee has adopted a written charter, a copy of which is attached as Appendix B to this proxy statement.

The Compensation Committee held four meetings during 2003. The current members of the Compensation Committee are Mr. Osborn (Chairman) and Messrs. Lazio and Stapleton. Each member of the Compensation Committee is "independent" as defined under the listing standards of the National Association of Securities Dealers.

Nominating and Corporate Governance -- At this time given that the Board consists of four members, three of whom are "independent" as defined under the listing standards of the National Association of Securities Dealers, the Board has concluded that all members of the Board of Directors should convene for purposes of considering potential candidates to the Board. We expect that the Board will continue to review whether formation of a nominating and governance committee is appropriate. Currently the independent Directors identify, review, evaluate and recommend potential candidates to serve as directors of the Company.

The Independent Directors will consider director candidates recommended by stockholders. A description of the procedures a stockholder must follow to submit a director candidate and the criteria the Independent Directors will use to evaluate candidates is set forth on page 10 under the heading "Submission of Stockholder Proposals and Director Nominations."

Director Compensation. The Company paid an aggregate of $102,000 of directors' fees in fiscal year 2003 to directors who were not employees or officers of the Company. Each outside Director receives an annual fee of $30,000, a meeting attendance fee of $1,000 and reimbursement of applicable travel and other expenses. Directors who are employees of the Company do not receive additional compensation for serving on the Board or committees of the Board.

Directors who are not employees of the Company are eligible to receive options to purchase Common Stock awarded under our 1996 Stock-Based Incentive Compensation Plan. All directors who are not employees of the Company generally will be granted stock options to purchase shares of our Common Stock, a portion of which shall be at a per share exercise price equal to the fair market value of our Common Stock on that date and a portion of which shall be at exercisable at a premium to the then current price of our Common Stock. These stock options will vest over a three year period following grant.

Codes of Conduct.

Corporate Governance Guidelines. We have adopted corporate governance guidelines for our company. These guidelines address such matters as director qualifications, directors' access to management and advisors, director compensation and performance evaluations. A copy of the corporate governance guidelines is attached as Appendix C to this Proxy Statement and can also be accessed on the Internet via our website at www.tbwoods.com.

Code of Conduct. We have a Code of Conduct which we updated in March 2004. The Code of Conduct seeks to ensure compliance with all applicable laws and to maintain the highest standards of ethical conduct. The Code of Conduct sets out basic principles and methodology to help guide all of our officers, directors and employees in the attainment of this common goal. The Code of Conduct is attached as Appendix D to this Proxy Statement.

All of our employees must carry out their duties in accordance with the policies set forth in the Code of Conduct and with applicable laws and regulations. A copy of the Code of Conduct can also be accessed on the Internet via our website at www.tbwoods.com.

Any waivers of the application of the Company's Code of Conduct to directors or executive officers must be made either by the Board of Directors or the Audit Committee. Any waiver of the Code of Conduct will be disclosed promptly on the Company's Internet website. Any amendment of the Code of Conduct also will be disclosed promptly on the Company's Internet website.

--------------------------------------------------------------------------------

                              ELECTION OF DIRECTORS
                              ITEM 1 ON PROXY CARD

         Our Certificate of Incorporation and Bylaws provide that our business will be managed by a Board of Directors, with the number of directors to be fixed by the Board of Directors from time to time. Our Certificate of Incorporation divides our Board of Directors into three classes: Class I, Class II and Class III. The directors in each class serve terms of three years and until their respective successors have been elected and have qualified.

         The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of stockholders for a three year term. The term of the two Class II directors, James R. Swenson and Craig R. Stapleton expires at our 2004 Annual Meeting. The term of the one Class I director, Frank D. Osborn, expires at our 2005 Annual Meeting. The term of the One Class III director, Rick Lazio, expires at our 2006 Annual Meeting Currently, one of our directors, Thomas C. Foley, a Class I director, is on leave of absence as described below.

         Director candidates are nominated by the independent directors of the Board of Directors. Stockholders are also entitled to nominate director candidates for the Board of Directors in accordance with the procedures set forth on page 10 under the heading "Submission of Stockholder Proposals and Director Nominations." The Board of Directors did not receive a recommendation for a director nominee from a stockholder that beneficially owned more than 5% of our Common Stock by November 22, 2003.

         At the Annual Meeting, two Class II directors are to be elected. Each of the nominees has consented to being named as a nominee for director of the Company and has agreed to serve if elected. Each Class II director will be elected to serve until our 2007 Annual Meeting and until his respective successor has been elected and has qualified. If any nominee becomes unavailable to serve at the time of the Annual Meeting, the shares represented by proxy will be voted for any substitute nominee designated by the Board of Directors. Director elections are determined by a plurality of the votes cast.

Information Regarding the Nominees for Directors to be Elected in 2004 for a Term Ending in 2007

Second Class
------------

         Craig R. Stapleton -- Director of the Company, Age 58, is the former United States Ambassador to the Czech Republic having served in that position from 2001 to 2003. Mr. Stapleton was appointed by the Board of Directors in January 2004 to fill a vacant position on the Board formerly held by Michael L. Hurt. Mr. Stapleton previously served on our Board from 1996 through 2001 when he resigned to assume the Ambassadorship position. Prior to becoming Ambassador, Mr. Stapleton served as President of Marsh and McLennan Real Estate Advisors, Inc., a wholly owned subsidiary of the Marsh and McLennan companies for more than five years. He holds an AB from Harvard College and an MBA from Harvard Business School.

         James R. Swenson - Interim President and Director of the Company - Age 64, is the former Group Chief Executive of the Industrial Automation Division of Invensys plc, having served in that capacity from 1999 to March 2000. For BTR plc, a predecessor company to Invensys plc, Mr. Swenson was the Group Managing Director of the Power Drives Group from 1998 to 1999 and the President - Group Chief Executive from 1994 to 1998. Mr. Swenson spent most of his career with Rexnord Corporation and was its Chairman and CEO when it merged with BTR plc in 1994. Mr. Swenson holds a BS in Economics from the University of Wisconsin, Milwaukee. Mr. Swenson has served on our Board since 2001.

         The Board recommends a vote FOR the election of the two nominees set forth above.


INFORMATION REGARDING THE DIRECTORS WHO ARE NOT NOMINEES FOR ELECTION AND WHOSE TERMS CONTINUE BEYOND 2002.

First Class (term expires in 2005)
----------------------------------

         Frank D. Osborn - Interim Chairman of the Board and Director of the Company, Age 56, Mr. Osborn, has been President and CEO of Qantum Communications Corporation since July 2002. From May 1999 to March 2002, he was President and CEO of Aurora Communications. From 1997 to 1998, he was President and CEO of Southern Star Communications and Managing Director of Capstar Broadcasting. From 1985 to 1997, he was President and CEO of Osborn Communications. Mr. Osborn has extensive experience within the radio and television industry as an owner, operator, and manager of multi-broadcast stations through out the United States. Mr. Osborn has a BA from The University of Pennsylvania and a MBA from The Wharton School. Mr. Osborn has served on our Board since 2002.

         Thomas C. Foley - Former Chairman of the Board and Director of the Company, Age 52, Mr. Foley, who is currently on leave from his duties as a director while serving as Director of Private Sector Development for the Coalition Provisional Authority in Iraq, has been a Director and Chairman of the Company since its formation in 1995 and prior to that served as Chairman of the Board of Directors of T.B. Wood's, Inc. since December 1986. Mr. Foley is also a director of The NTC Group, Inc., a private investment firm, and of Stevens Aviation, Inc. Mr. Foley holds an AB from Harvard College and an MBA from Harvard Business School.


Third Class (term expires in 2006)
----------------------------------

         Rick Lazio - Director of the Company, Age 45, Mr. Lazio is the President and Chief Executive Officer of the Financial Services Forum, an organization formed in 2000 by the chief executive officers of twenty of the largest financial institutions to shape the financial future of the nation. Prior to that Mr. Lazio served as a member of the US House of Representatives from 1992 to 2000. He is a graduate of Vassar College and the American University Law School. He is a director of Polaroid Corp., Save the Sound, and World Rehabilitation Fund. He also devotes considerable time to The Ad Council, United Cerebral Palsy and the Audubon Society. Mr. Lazio has served on our Board since 2003.

--------------------------------------------------------------------------------


             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                              ITEM 2 ON PROXY CARD

         In accordance with the provisions of the Sarbanes-Oxley Act, the Audit Committee of the Board of Directors has selected Grant Thornton LLP ("Grant Thornton") as our auditor for 2004. Grant Thornton has served as our auditors since 2002. Before the Audit Committee recommended to the Board the appointment of Grant Thornton, it carefully considered the qualifications of that firm, their reputation for integrity and for competence in the fields of accounting and auditing and their ability to meet our geographic needs. Representatives of Grant Thornton will be present at the Annual Meeting to respond to appropriate questions and make a statement, if they desire to do so.

         The Board recommends a vote FOR the ratification of the selection of Grant Thornton LLP as the auditors of the Company.

--------------------------------------------------------------------------------

                AUDIT FEES AND THE REPORT OF THE AUDIT COMMITTEE
Audit Fees

         The aggregate audit fees billed by Grant Thornton during 2002 for professional services rendered for the review of our Second and Third Quarter Report for 2002 on Form 10-Q and for interim audit work for our annual financial statements for the year ended December 27, 2002 were $26,642. During 2003, the aggregate audit fees billed by Grant Thornton for professional services rendered for the review of our First, Second and Third Quarter Reports for 2003 on Form 10-Q, final audit work for our annual financial statements for the year ended December 27, 2002 and interim audit work for our annual financial statements for the year ended January 2, 2004 were $236,147.

Audit Related Fees

         Grant Thornton did not bill us for any assurance and related services reasonably related to the performance of the audit or review of our financial statements which are not disclosed above.

Tax Fees

         The aggregate tax fees billed by Grant Thornton during 2002 and 2003 for tax services rendered to us were $25,169 and $101,772 respectfully. The tax services rendered to us by Grant Thornton were approved by the Audit Committee in advance.

Financial Information Systems Design and Implementation Fees

         Grant Thornton did not perform any information technology services relating to financial information system design and implementation for either 2002 or 2003.

All Other Fees

         Grant Thornton did not provide any other types of services to us during either 2002 or 2003.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor

         All the services described above were approved by our Audit Committee. In accordance with the charter of our Audit Committee and consistent with the policies of the Securities and Exchange Commission, all auditing services and all non-audit services to be provided by any independent auditor of the Company shall be pre-approved by the Audit Committee. In assessing requests for services by the independent auditor, the Audit Committee considers whether such services are consistent with the auditor's independence, whether the independent auditor is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company's ability to manage or control risk or improve audit quality.

         In making its recommendation to ratify the appointment of Grant Thornton as our auditor for the current fiscal year, the Audit Committee has considered whether the non-audit services provided by Grant Thornton are compatible with maintaining the independence of Grant Thornton.


REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

         The Audit Committee ("Audit Committee") oversees the Company's financial reporting process on behalf of the Board of Directors, and is composed of three independent Directors who are not officers and employees of the Company. The Audit Committee met five times in fiscal 2003, and operates under a written charter adopted by the Board of Directors. The Audit Committee recently adopted an updated Audit Committee Charter, which is attached as Appendix A to these proxy materials. The Audit Committee Charter can also be accessed on the Internet via the Company's website at www.tbwoods.com.

         All current members of the Company's Audit Committee are independent within the meaning of the NASDAQ listing standards and the rules of the Securities and Exchange Commission. The rules of the Securities and Exchange Commission and the NASDAQ listing standards generally require that the Company maintain an audit committee of at least three independent directors. In November 2003 when James R. Swenson, an independent director, was appointed as the Interim President of the Company, the Audit Committee did not have, as of that appointment, three independent directors. Under the SEC rules, the Company had until the 2004 Annual Meeting to appoint a third independent director to the Audit Committee. Following the appointment of Craig R. Stapleton to the Board in January 2004 and to the Audit Committee in February, 2004, the Company was in compliance with the three independent director requirement.

         The Audit Committee does not have an "audit committee financial expert" (as defined by the Securities and Exchange Commission) serving on the Audit Committee but the Company believes that the background and financial sophistication of its members are sufficient to fulfill the duties of the Audit Committee. NASDAQ does not currently require that audit committees include an "audit committee financial expert."

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"). The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of the Company's financial reporting and controls and procedures and the certifications by the Company's Chief Executive Officer and Chief Financial Officer, which are required by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the Securities and Exchange Commission.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with GAAP, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Audit Committee under United States generally accepted auditing standards. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with the independent auditors. The Audit Committee has also discussed with the independent auditors for the Company the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

         The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors their independence. The Audit Committee reviews and approves any non-auditing services to be provided by Grant Thornton LLP prior to the firm being retained to perform such services.

         We are not employees of the Company and we are not accountants or auditors by profession. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the audit of the company's financial statements has been carried out in accordance with United States generally accepted auditing standards or that our Company's independent accountants are in fact "independent".

         The Audit Committee has reappointed, subject to stockholder ratification, the firm of Grant Thornton LLP, certified public accountants, as independent accountants to audit and report upon the Company's financial statements for 2004. In appointing Grant Thornton LLP as the Company's auditors for the fiscal year ending December 31, 2004, the Audit Committee has considered whether Grant Thornton LLP's provision of services other than audit services are compatible with maintaining their independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 2, 2004 for filing with the Securities and Exchange Commission.

                                                            AUDIT COMMITTEE
                                                            Rick Lazio, Chairman
                                                            Frank D. Osborn
                                                            Craig R. Stapleton

--------------------------------------------------------------------------------

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                            AND DIRECTOR NOMINATIONS

         Any proposal which a qualified stockholder of the Company wishes to include in the Company's Proxy Statement and proxy for the 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company at the address appearing on the front page of this proxy statement no later than November 22, 2004 and must comply in all other respects with applicable rules and regulations of the Securities and Exchange Commission relating to such inclusion. Stockholders wishing to have a proposal presented at an annual meeting must submit the proposal so that the Secretary of the Company receives it not less than 120 days prior to the first anniversary of the date of this proxy statement; provided, however, that in the event that the date of the meeting is advanced by more than 30 days from the date of the 2004 Annual Meeting of Stockholders, notice by the stockholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made.

         To be a qualified stockholder, a stockholder must have owned at least $2,000 in market value of the Company's securities for at least one year before the date of submission of the proposal to the Company. Any stockholder proposal submitted to the Company for inclusion in the Company's Proxy Statement for the 2005 Annual Meeting of Stockholders after November 22, 2004 is considered untimely. In addition, any stockholder intending to present a proposal for consideration at the 2005 Annual Meeting of Stockholders must comply with certain provisions of the Company's Certificate of Incorporation and Bylaws.

         Stockholders may propose nominees for consideration by the Board of Directors by submitting the names, appropriate biographical information and qualifications in writing to: Corporate Secretary, TB Wood's Corporation, 440 North Fifth Avenue, Chambersburg, PA 17201.

         In considering any nominee proposed by a stockholder, the Board of Directors will reach a conclusion based on the criteria it uses in evaluating all candidates for director. After full consideration, the stockholder proponent will be notified of the decision of the Board of Directors. Director nominees should possess the highest personal and professional ethics, integrity and values, and must be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Board of Directors seeks to identify candidates representing diverse experience at policy-making levels in business, management, marketing, finance, technology, human resources, communications, education, government, manufacturing and in other areas that are relevant to our activities. Additionally, director nominees should have sufficient time to effectively carry out their duties.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE REGARDING COMPENSATION

         The Compensation Committee of the Board of Directors is composed of three non-employee directors. The Compensation Committee is responsible for setting and administering the policies that govern executive annual salary, bonus and stock ownership programs. The Compensation Committee annually evaluates the performance of and determines and reports to the full board, the compensation of the Chief Executive Officer ("CEO") and our other executive officers based upon a combination of the achievement of corporate goals and individual performance.

Role of the Compensation Committee

         The Compensation Committee of the Board of Directors establishes, oversees and directs the Company's executive compensation programs and policies and administers the Company's equity compensation plans. The Compensation Committee seeks to align executive compensation with Company objectives and strategies, management programs and business financial performance in order to enhance shareholder value. The Compensation Committee consists of three non-employee directors.

         The goals of the Compensation Committee with respect to executive officers, including the CEO, are to provide compensation that is designed to attract, motivate and retain executives of outstanding ability and potential and to align the interests of executive officers with the interests of the Company's stockholders. The Compensation Committee's goal is to provide incentives for superior individual performance by paying competitive compensation, and by basing a significant portion of compensation upon achieving that performance. To meet these goals, the Compensation Committee has adopted a mix among the compensation elements of salary, bonus and stock option grants. In general, the exercise price of stock option grants will be set in two tiers, the first will be equal to the fair market value of the Common Stock on the date of grant and the second will be set at a premium to the current fair market value of the Common Stock.

Executive Compensation Summary

         Executive Compensation Program. The Company's executive compensation program is designed to attract and retain highly qualified executives and to motivate them to contribute to the Company's goals and objectives and its overall financial success. The Board believes as a general matter that executives should have a greater portion of their compensation at risk than other employees, and that compensation should be tied directly to the performance of the business. Compensation for the Company's executives consists of both cash and equity-based compensation. In determining executive compensation, the Compensation Committee reviews and evaluates information supplied by management and bases decisions on management recommendations as well as on the Company's performance and on the individual's contribution and performance.

         Salary: The Compensation Committee reviews the salary of each executive officer in relation to previous salaries, personal performance, and salaries of executive officers in the industry and general economic conditions. The salaries are set at levels intended to motivate and retain highly qualified executives whom the Board believes are important to the continued success of the Company.

         Bonuses. The Company's annual incentive payments to executive officers are intended to encourage and reward excellent individual performances by managers who make significant contributions to the Company's financial success. During 2003 an executive officer could earn bonus compensation based in part upon achievement by the Company of certain financial performance objectives and in part by achievement of individual operating objectives designed to enhance future performance by the Company. For 2003 no performance bonuses were paid. One sign-on bonus payable to the new Vice President Finance as an inducement for him to join the Company in that role was accrued during 2003.

         Incentive Stock Options. The Company grants stock options to provide long-term incentives for the executive officers. The option grants under the 1996 Stock Based Incentive Compensation Plan are designed to better align the interests of the executive officers with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner and to remain employed by the Company. The number of shares subject to each option grant is based on the officer's level of responsibility, relative position within the Company, and is approved by the Board of Directors.


2003 Compensation of Chairman

         Chairman. The Compensation Committee determined the 2003 compensation for Mr. Foley in accordance with the guidelines described above for the period of time that Mr. Foley served as Chairman during 2003. Mr. Foley's annualized base salary remained unchanged in 2003 from the prior year at $332,800 based upon an evaluation of the Company's financial performance. During 2003, Mr. Foley along with other officers of the Company forgave their March 2003 salary. While Mr. Foley is on leave from the Company, no compensation is being paid to him.

         Mr. Swenson's compensation for serving as Interim President was determined by negotiations between himself and other members of the Board of Directors. He is being compensated at the rate of $25,000 per month for his service as Interim President. Upon the selection of a new President of the Company, Mr. Swenson's compensation will end.

Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally imposes a $1 million limit on the deductibility of compensation paid to executive officers of public companies. The Compensation Committee believes that all of the compensation awarded to the Company's executive officers during 2003 is fully deductible in accordance with this limit.

Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee during fiscal year 2003 was an officer or employee of the Company, or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries. Mr. Swenson resigned his position on the Compensation Committee upon assuming the position of Interim President of the Company. No member of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. Furthermore, none of the other executive officers, directors or Compensation Committee members of the Company currently serve, or have in the past served, on the compensation committee of any other company whose directors and executive officers have served on the Company's Compensation Committee.

         The members of the Compensation Committee of the Company respectfully submit this report.

                                                       COMPENSATION COMMITTEE
                                                       Frank D. Osborn, Chairman
                                                       Rick Lazio
                                                       Craig R. Stapleton

--------------------------------------------------------------------------------

                                   MANAGEMENT

         Executive officers are appointed by, and serve at the discretion of, the Board. There are no family relationships among any of our directors or executive officers. Our current executive officers, each of whom is elected for a term of one year or until his successor is duly elected and qualified, are:

              Name                 Age           Title
              ----                 ---           -----
James R. Swenson                   64            Interim President and Director

Willard C. Macfarland, Jr.         48            Vice President/General Manager-Mechanical Business

Preben H. Petersen                 55            Vice President/General Manager-Electronics Business

Joseph C. Horvath                  49            CFO -- Vice President, Finance and Secretary

Harold L. Coder, III               52            Vice President, Sales

         See the disclosure earlier in this Proxy for information on Mr. Swenson's background and experience.

         Mr. Macfarland has been Vice President/General Manager Mechanical Business since July 2001. Prior to that he served as Vice President-International of the Company since its formation and of T.B. Woods, Inc. ("TBWI") since August 1994. Mr. Macfarland's previous assignment was President of T.B. Wood's Canada Ltd. ("TBWC") from August 1994 to March 1998. From 1989 to August 1994, Mr. Macfarland was Director - Marketing and Sales of Roller Bearing Company of America. Mr. Macfarland holds an MBA from Case Western Reserve University and a BSME degree from Worcester Polytechnic Institute.

         Mr. Petersen joined the Company as Vice President/General Manager-Electronics Business of the Company in February of 2001. From 1996 to 2001 Mr. Petersen was President/CEO of the US Global Business Unit of Danfoss headquartered in Denmark. Prior to that, he successfully ran his own business for 8 years. He has an international background with a BSEE from Technical University of Aarhus and an MBA from Denmark Technical University. He has 32 years of North American and International management experience from within the electronics and avionics industries. He also holds a CIM degree from York University in Toronto, Canada.

         Mr. Joseph C. Horvath has been Vice President-Finance of the Company and TBWI since September 2003. From July 1999 to August 2003 he was Vice President and CFO of Cold Metal Products, Inc. Prior to that he was a Principal with Ernst & Young LLP for over 23 years. Mr. Horvath, who is a Certified Public Accountant, holds a BS degree from West Virginia University. .

         Mr. Coder has been Vice President, Sales of the Company since its formation and of TBWI since October 1991. Mr. Coder holds a BS degree from Shippensburg University.

--------------------------------------------------------------------------------

                               COMPENSATION TABLES

         The following Summary Compensation Table sets forth certain information concerning the compensation paid or accrued by us for services rendered during the last three completed fiscal years by our chief executive officer and our four most highly paid executive officers, other than our chief executive officer, employed by the Company or its subsidiaries during the year ended January 2, 2004, as well as our former president and vice president-finance (collectively, our "Named Officers").

Summary Compensation Table

                                                                                          Long Term
                                                                                        Compensation/
                                                                                           Awards/
                                                                                         Securities
                                       Fiscal                                            Underlying            All Other
Name and Principal Position             Year      Salary           Bonus                 Options (1)          Compensation
---------------------------             ----     --------         -------                -----------          ------------
James R. Swenson                        2003     $ 75,000         $     0                      9,000            $      0
Interim President (beginning
November 2003)

Preben H. Petersen                      2003     $191,500         $     0                      3,000            $      0(2)
Vice President/General Manager          2002      183,500               0                      4,500                   0(2)
Electronics Operations                  2001      143,628          17,000                     75,000              50,676(2)

Willard C. Macfarland, Jr.              2003     $135,000         $     0                      9,000            $      0(3)
Vice President/General Manager          2002      135,000               0                      9,000                   0(3)
Mechanical Business                     2001      123,072               0                      6,000
                                                                                                                       0(3)

Joseph C. Horvath                       2003      $56,667         $     0                     37,500            $100,000(4)
CFO / Vice President, Finance
and Secretary

Harold L. Coder III                     2003     $117,500         $     0                      6,000            $ 59,607(5)
Vice President, Sales

Thomas C. Foley                         2003     $170,240         $     0                     18,750            $150,770(6)
  Former Chairman of the Board          2002      332,800               0                     18,750              60,754(6)
  and Director on leave                 2001      318,402               0                      9,900              55,809(6)

Michael L. Hurt                         2003     $298,233         $     0                     37,500             191,695(7)
  Former President                      2002      306,800               0                     37,500             104,006(7)
                                        2001      293,526               0                     37,500              98,954(7)

Thomas F. Tatarczuch                    2003     $137,083         $     0                     12,000            $      0(8)
  Former Vice President,                2002      143,500               0                     12,000              23,457(8)
  Finance                               2001      132,598               0                     12,000              29,127(8)

(1) No stock appreciation rights or restricted stock awards were granted.

(2) Includes for 2001, $20,000 as a sign-on bonus, and $22,833 for moving allowance. For 2002 and 2003 all other compensation paid to Mr. Petersen was less than 10% of cash compensation.

(3) All other compensation paid to Mr. Macfarland was less than 10% of cash compensation.

(4) Includes $25,000 accrued in 2003 and paid in 2004 as a sign on bonus and $75,000 accrued in 2003 in connection with relocation expenses expected to be reimbursed as incurred in 2004. (Salary reported for 2003 represents the pro rata annual salary of $170,000 since September 1, 2003.)

(5) Includes a payout of $50,211 under the SERP in 2003.

(6) Includes $52,067 in 2001, and $58,601 in 2002 accrued pursuant to the SERP and a payout of $148,921 in 2003 under that plan.

(7) Includes $64,503 in 2001, and $72,597 in 2002 accrued pursuant to the SERP and a payout of $184,486 in 2003 under that plan.

(8) Includes $20,294 in 2001 and $20,294 in 2002 pursuant to a retirement annuity. For 2003 all other compensation paid to Mr. Tatarczuch was less than 10% of cash compensation.

Option Grants in 2003

     The following table sets forth information concerning grants of stock options during fiscal year 2003, under the 1996 Stock-Based Incentive Compensation Plan, to each of the Named Officers and the potential realizable value of such options at assumed annual rates of stock price appreciation for the option terms.

                                      Option Grants in 2003Individual Grants

                                 Number of     Percent of                           Potential Realizable Value at
                                Securities    Total Options   Exercise              Assumed Annual Rates of Stock
                                Underlying     Granted to      Or Base              Price Appreciation for Option
                                  Options    Employees in       Price    Expir.              Term (1)
Name                            Granted (#)    Fiscal Year     ($/SH)     Date         5% ($)          10% ($)
----                            -----------    -----------     ------   -------       --------        --------
James R. Swenson                      3,000           1.52%    $ 6.21   1/31/13       $ 11,715        $ 29,688
                                      6,000           3.04%      9.32   1/31/08         15,444          34,146

Preben H. Petersen                    1,000           0.51%      6.21   1/31/13          3,905           9,896
                                      2,000           1.01%      9.32   1/31/08          5,148          11,382

Willard C. Macfarland, Jr.            3,000           1.52%      6.21   1/31/13         11,715          29,688
                                      6,000           3.04%      9.32   1/31/08         15,444          34,146

Joseph C. Horvath                    25,000          12.66%      8.20  10/22/13        128,925         326,750
                                     12,500           6.33%     12.30  10/22/13         96,700         245,038

Harold L. Coder III                   2,000           1.01%      6.21   1/31/13          7,810          19,792
                                      4,000           2.02%      9.32   1/31/08         10,296          22,764

Thomas C. Foley                       6,250           3.18%      6.21   1/31/13         24,406          61,850
                                     12,500           6.33%      9.32   1/31/08         32,175          71,138

Michael L. Hurt                      12,500           6.33%      6.21   1/31/13         48,813         123,700
                                     25,000          12.66%      9.32   1/31/08         64,350         142,275

Thomas F. Tatarczuch                  4,000           2.02%      6.21   1/31/13         15,620          39,584
                                      8,000           4.05%      9.32   1/31/08         20,592          45,528

                  (1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission disclosure rules and are not intended to forecast possible future appreciation, if any, in the Company's stock price.

                  On February 5, 2004, 69,200 options with an option price of $8.72 per share and 34,600 options with an option price of $13.08 per share were granted to the Named Officers currently employed by the Company and other employees. The options vest evenly over a three-year period from the grant date. The options may be exercised as they vest.

Option Exercises in 2003

         The table which follows sets forth information concerning exercises of stock options during fiscal year 2003 by each of the Named Officers and the value of each such officer's unexercised options as of January 2, 2004 based on a closing stock price of $8.32 per share of the Common Stock on such date:

                                   Aggregated Option Exercises in Last Fiscal Year
                                        and Fiscal Year-End Option Values(1)

                                                                Number of Securities          Value of Unexercised
                                    Shares                      Underlying Unexercised         In-the-Money Options
                                   Acquired                  Options at Fiscal Year End        at Fiscal Year End
                                      On          Value        (1/2/04) (Exercisable/        (1/2/04) (Exercisable/
                                   Exercise      Realized          Unexercisable)                Unexercisable)
             Name                    (#)            ($)                  (#)                           ($)
-------------------------------------------------------------------------------------------------------------------
James R. Swenson                          0             0           6,000 / 21,000              $1,140 / $6,900

Preben H. Petersen                        0             0          51,500 / 31,000              $9,500 / $6,860

Willard C. Macfarland, Jr.                0             0          20,000 / 17,000              $  760 / $6,710

Joseph C. Horvath                         0             0               0 / 37,500              $    0 / $3,000

Harold L. Coder III                       0             0          21,650 / 12,000              $  760 / $4,600

Thomas C. Foley                           0             0          62,850 / 34,550              $1,254 /$13,815

Michael L. Hurt                           0             0         137,500 / 75,000              $4,750 /$29,130

Thomas F. Tatarczuch                      0             0          94,500 / 24,000              $1,520 / $9,200

-------------
(1) The Company has not granted any stock appreciation rights.

Executive Employment Contracts

         At the end of 2003, only one of our executives, Joseph C. Horvath, had an employment contract. All of our current officers are employed at the will of the Board of Directors.

--------------------------------------------------------------------------------

                           OTHER FORMS OF COMPENSATION

2003 Equity Compensation Plan Information

                                                   (a)                      (b)                      (c)
                                                                                               Number of securities
                                                                                             remaining available for
                                                                                              future issuance under
                                                                                               equity compensation
                                        Number of securities to be      Weighted-average         plans (excluding
                                         issued upon exercise of       exercise price of      securities reflected in
                                           outstanding options        outstanding options         column (a))
Equity compensation plans approved
by security holders (1)                                     717,851          $11.16                           281,483

Equity compensation plans not
approved by security holders (2)                                 --              --                              --
                                       ----------------------------- ----------------------- ------------------------
Total                                                       717,851          $11.16                           281,483
                                       ============================= ======================= ========================

(1) Consists of options available for grant by us under the 1996 Stock-Based Incentive Compensation Plan.

(2) None.

Description of Compensation Plans

1996 Stock-Based Incentive Compensation Plan

         We adopted the 1996 Stock-Based Incentive Compensation Plan (the "Plan"), the purpose of which is to assist us in attracting and retaining valued personnel by offering them a greater stake in our success and a closer identity with us, and to encourage ownership of our common stock by those personnel. The Plan is administered by the Compensation Committee. Awards under the Plan may be made through January 31, 2006.

         The Compensation Committee may grant stock options and shares of common stock in the form of either deferred stock or restricted stock, as defined in the Plan. Options granted under the Plan may be either incentive stock options ("ISOs") or nonqualified stock options. ISOs are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code. Unless an option is specifically designated at the time of grant as an ISO, options under the Plan will be nonqualified. The Compensation Committee determines the exercise price of the options. The maximum term of an option or Stock Appreciation Right ("SAR") granted under the Plan shall not exceed ten years from the date of grant or five years from the date of grant if the recipient on the date of grant owns directly, or indirectly, shares possessing more than 10% of the total combined voting power of all classes of our stock. No option or SAR may be exercisable sooner than six months from the date the option or SAR is granted.

         Eligibility. Officers and other key employees, non-employee members of the Board of Directors, and consultants are eligible to participate in the Plan and receive non-qualified stock options. Under the Plan, only our officers and other employees are eligible to receive incentive stock options.

         Change in Control. The plan provides for accelerated vesting of outstanding option grants and stock issuances following specified change in control events.

401(k) Savings Plan

         Since January 1, 1988, we have maintained a separate defined contribution 401(k) profit-sharing plan covering substantially all United States employees. Under this plan, we match a specified percentage of each eligible employee's contribution and beginning in 2001, 100% of the match is invested in funds designated by the employee. We suspended the matching portion of this plan for four months during fiscal 2003 and for five months during fiscal 2002. We contributed 7,887 shares of common stock held in treasury in 2003, 11,112 shares in 2002, and 22,630 shares in 2001. We also contributed cash to this profit-sharing plan of approximately $207, $230, and $570 for fiscal years 2003, 2002 and 2001, respectively. In addition, we have a noncontributory profit-sharing plan covering our Canadian employees for which $23, $50, and $70 was charged to expense for fiscal years 2003, 2002 and 2001, respectively.


Employee Stock Purchase Plan

         Our Employee Stock Purchase Plan ("ESPP") enables our employees to subscribe for shares of common stock on quarterly offering dates at a purchase price which is the lesser of 85% (prior to September 2001 90%) of the fair value of the shares on either the first or last day of the quarterly period. Pursuant to the ESPP, 11,246 shares were issued to employees during 2003, 10,310 during 2002, and 12,194 during 2001. At our annual meeting on April 11, 1997, our shareholders approved the issuance of up to 500,000 shares under the ESPP, of which 427,259 shares are available for future issuance as of January 2, 2004.

Supplemental Executive Retirement Plan

         During 2003 the Board terminated the Supplemental Executive Retirement Plan. Participants were paid their vested benefits as of the termination date which equaled $546,939. The balance of the accrued but unvested benefits reverted back to the company and served to reduce executive compensation expense a component of Selling, General and Administrative expenses during 2003.

--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires that our directors and officers, and persons who own more than 10% of a registered class of our Common Stock file reports about their beneficial ownership of our Common Stock. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished, all of our directors and officers filed reports as required by Section 16(a) of the Exchange Act with respect to the fiscal year 2003 on a timely basis except as described below.

         Thomas C. Foley, our former Chairman and a major shareholder, filed two Form 4s late during 2003.

--------------------------------------------------------------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to beneficial ownership of the Common Stock as of February 17, 2003 by (i) each of our directors, our Chairman, and each of the Named Officers, (ii) each person who is known by us to own beneficially more than 5% of the Common Stock and (iii) all of our directors and executive officers as a group. Except as noted below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Except as otherwise listed below, the address of each person is c/o the Company, 440 North Fifth Avenue, Chambersburg, Pennsylvania 17201.

                                                                                    Number of
                                                                                   Common Stock       Percent
                  Name and Address                                                  Shares (1)        of Class (2)
                  ----------------                                                  ---------         ------------
FMR Corp., Edward C. Johnson 3rd, Abigail P. Johnson,                                 680,500(3)             12.24%
  Fidelity Management & Research Company,  Fidelity Low Priced
     Stock Fund, and FA Value Strategies
    82 Devonshire Street
    Boston, MA  02109

Wellington Management Company, LLP                                                    513,200(4)              9.23%
     75 State Street
     Boston, MA  02109

 Wellington  Trust Company, NA                                                        383,200(5)              6.89%
     75 State Street
     Boston, MA 02109

Dimensional Fund Advisers, Inc.                                                       349,500(6)              6.28%
     1299 Ocean Avenue
     Santa Monica, CA 90401

Fleet Boston Financial Corporation                                                    319,813(7)              5.75%
     100 Federal Street
     Boston, MA  02110

Thomas C. Foley                                                                     2,087,074(8)             37.53%
Former Chairman of the Board and Director on leave

James R. Swenson                                                                       18,000              *
Interim President and Director

Frank D. Osborn                                                                        13,000              *
Interim Chairman of the Board and Director

Rick Lazio                                                                             10,000              *
Director

Craig R. Stapleton                                                                    122,055(9)              2.19%
Director

Willard C. Macfarland, Jr.                                                             25,700              *
Vice President/General Manager - Mechanical Business

Preben H. Petersen                                                                     79,500                 1.42%
Vice President/General Manager - Electronics Business

Joseph C. Horvath                                                                          --              *
CFO -- Vice President, Finance

Harold L. Coder III                                                                    27,078              *
Vice President, Sales

Michael L. Hurt                                                                       114,869                 2.07%
Former President

Thomas F. Tatarczuch                                                                       99              *
Former Vice President Finance

All executive officers and directors as a group (11 persons)                        2,496,875                45.31%

------------------
(1) Includes options exercisable within sixty days of February 17, 2004 for the following number of shares:

                     Thomas C. Foley                                                   66,150
                     James R. Swenson                                                  18,000
                     Frank D. Osborn                                                    3,000
                     Rick Lazio                                                         3,000
                     Craig R. Stapleton                                                24,000
                     Willard C. Macfarland, Jr.                                        24,500
                     Preben H. Petersen                                                79,000
                     Joseph C. Horvath                                                      0
                     Harold L. Coder III                                               23,650
                     Michael L. Hurt                                                  112,501
                     All executive officers and directors as a group                  353,801

(2) * Indicates less than one percent of class.

(3) Information concerning the shares beneficially owned by FMR Corp., Edward C. Johnson, 3rd, Abigail P. Johnson, Fidelity Management and Research Company, Fidelity Low Priced Stock Fund, FA Value Strategies Fund was obtained from a
Schedule 13G/A filed as of February 14, 2003. The filing indicates that Fidelity Low Priced Stock Fund is the beneficial owner of 417,200 shares of the Company's Common Stock and that FA Value Strategies is the beneficial owner of 261,300 shares of the Company's Common Stock. Each of Edward C. Johnson, 3rd, and Abigail P. Johnson through their control of FMR Corp., and FMR Corp.'s control of Fidelity Management & Research Company which acts as an investment adviser to various mutual funds offered by FMR Corp and subsidiaries, have sole power to dispose of the 680,500 shares of Common Stock owned by the mutual funds. Neither Edward C. Johnson, 3rd, Abigail P. Johnson nor FMR Corp. have the sole power to vote or direct the voting of 679,500 shares of Common Stock owned directly by the mutual funds. Edward C. Johnson, 3rd owns approximately 12.0% of the aggregate outstanding voting stock of FMR Corp., and Abigail P. Johnson owns

24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other of FMR Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(4) Information concerning the shares beneficially owned by Wellington Management Company, LLP ("Wellington") was obtained from Schedule 13G filed as of February 12, 2004. The filing indicates that in its capacity as investment adviser, Wellington may be deemed to beneficially own 513,200 shares of the Common Stock. Wellington reports that it has no sole voting power with respect to any shares of the Common Stock, shared voting power with respect to 513,200 shares of the Common Stock and shared dispositive power with respect to 513,200 shares of the Common Stock.

(5) Information concerning the shares beneficially owned by Wellington Trust Company, NA ("Wellington Trust") was obtained from Schedule 13G filed as of February 12, 2004. The filing indicates that in its capacity as a bank, Wellington Trust may be deemed to beneficially own 383,200 shares of the Common Stock. Wellington Trust reports that it has no sole voting power with respect to any shares of the Common Stock, shared voting power with respect to 383,200 shares of the Common Stock and shared dispositive power with respect to 383,200 shares of the Common Stock.

(6) Information concerning the shares beneficially owned by Dimensional Fund Advisers, Inc. was obtained from a Schedule 13G filed as of February 6, 2004. Dimensional Fund Advisers, Inc. has sole power to dispose of the 349,500 shares of Common Stock owned by four investment companies registered under the Investment Company Act of 1940. Dimension Fund Advisers, Inc. has the sole power to vote or direct the voting of the 349,500 shares of Common Stock owned by the aforementioned investment companies. Dimension disclaims beneficial ownership of such securities.

(7) Information concerning the shares beneficially owned by Fleet Boston Financial Corporation was obtained from a Schedule 13G filed as of February 13, 2004. The filing indicates that in its capacity as investment adviser, Fleet Boston may be deemed to beneficially own 319,813 shares of the Common Stock. Fleet Boston reports that it has sole power to vote or to direct the vote of 212,180 shares and sole power to dispose or to direct the disposition of 319,813 shares of common stock. Fleet Boston reports that it has no shared voting power or shared dispositive power for any shares of Common Stock.

(8) Includes 85,500 shares of Common Stock donated by Mr. Foley to the Foley Family Foundation, a charitable trust he controls.

(9) Includes 2,870 shares owned by Mr. Stapleton's wife and 2,435 shares owned by a trust for which he disclaims beneficial ownership.

--------------------------------------------------------------------------------

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on our Common Stock over the past five years with the cumulative total return on shares of companies comprising the Russell 2000 index and a special Peer Group index.

                                 Comparison of
                         Cumulative Total Returns Among
                    TB Wood's, Russell 2000, and Peer Group



                               [Graphic omitted]



                 |-------|-------|-------|-------|-------|------|
                 | 1998  | 1999  | 2000  | 2001  | 2002  | 2003 |
-----------------|-------|-------|-------|-------|-------|------|
TB Wood's        | 100   |  73   |  67   |  67   |  67   |  83  |
-----------------|-------|-------|-------|-------|-------|------|
Russell 2000     | 100   | 118   | 114   | 116   |  91   | 132  |
-----------------|-------|-------|-------|-------|-------|------|
Peer Group       | 100   |  87   | 102   | 105   | 101   | 112  |
-----------------|-------|-------|-------|-------|-------|------|


         No published industry index accurately mirrors our business. Accordingly, we created a special peer group index ("Peer Group") of companies operating in the power transmission or mechanical manufacturing industries. The Peer Group includes the following: Baldor Electric Company; MagneTek, Inc.; and Regal-Beloit Corporation.

--------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


During the past fiscal year, except as described in this Proxy Statement, neither we nor any of our subsidiaries were involved in any transaction in which any Director, or any member of the immediate family of any Director, had a material direct or indirect interest reportable under applicable rules of the Securities and Exchange Commission. The Company has, for a number of years, maintained an office in Greenwich, CT for Thomas C. Foley, our former Chairman who is currently on leave.

During the past fiscal year, neither we nor any of our subsidiaries were involved in any transaction in which any executive officer of the Company, or any member of the immediate family of any such executive officer, had a material direct or indirect interest reportable under applicable rules of the Securities and Exchange Commission. The Company has, for a number of years, maintained an office in Greenwich, CT for Thomas C. Foley our former Chairman who is currently on leave. In September 2003 Thomas F. Tatarczuch resigned as the Company's Vice President, Finance and retired from the Company in October 2003. Joseph C. Horvath was appointed as Vice President/Chief Financial Officer of the Company effective September 1, 2003. The Company has agreed to pay Mr. Tatarczuch $100,000 over an eight month period following retirement under the terms of an agreement with Mr. Tatarczuch. In November 2003, Michael L. Hurt, the Company's former President and Chief Executive Officer retired from the Company and James
R. Swenson, a director of the Company was appointed Interim President and Chief Executive Officer. The Company has agreed to pay Mr. Hurt $613,000 over a two year period following retirement under the terms of an agreement with Mr. Hurt.


--------------------------------------------------------------------------------

                           ANNUAL REPORT ON FORM 10-K

         WE WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR OUR MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY, AT OUR ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.


--------------------------------------------------------------------------------

                                  OTHER MATTERS

         We are not aware of any other matters to be presented for stockholder action at the Annual Meeting; however, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.


                                              By Order of the Board of Directors

                                              /s/Joseph C. Horvath
                                              Joseph C. Horvath
                                              Corporate Secretary

APPENDIX A

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                              TB WOOD'S CORPORATION

                                     CHARTER


I. PURPOSE

       The primary function of the Audit Committee of TB Wood's Corporation (the "Corporation") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the following: (i) the financial reports and other financial information provided by the Corporation to its shareholders, the Securities and Exchange Commission (the "SEC") and others; (ii) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and business conduct that Management and the Board have established; and (iii) the Corporation's auditing, accounting and financial processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

   A. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal controls systems;

   B. Oversee the accounting and financial reporting processes of the Corporation;

   C. Review,(1) oversee and appraise the independence and audit efforts of the Corporation's independent accountants; and

   D. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

       In the exercise of its monitoring responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements fairly present the Corporation's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of Management and


--------
(1) Auditing literature, particularly, Statement of Auditing Standards No. 100, defines the term "review" to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term "review" as used in this Audit Committee Charter is not intended to have this meaning. Consistent with footnote 47 of SEC Release No. 34-42266, any use in this Audit Committee Charter of the term "review" should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.





                                      A-I-1
the Corporation's independent accountants. Nothing contained in this Charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this Charter is intended to alter or impair the right of the members of the Committee under the Delaware General Corporation Law to rely, in discharging their responsibilities, on the records of the Corporation and on other information presented to the Committee, Board or the Corporation by its officers or employees or by outside experts.

II. COMPOSITION

                  The Committee shall consist of at least three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall satisfy the "independence" requirements of the Nasdaq Stock Market, the SEC or other appropriate governing body and no Committee member shall have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and including an individual who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K or Item 401(e) of Regulation S-B.

                  Determination of the true, actual and effective independence of any Committee member that has or had some relationship with the Corporation will be made by the Board of Directors with weight given to both prudent principles and "appearances." If permitted by the rules and requirements of the Nasdaq Stock Market or other applicable rules or regulations, and if the Board of Directors determines that it is in the best interests of the Corporation and the stockholders that an interested director is appointed to the Committee, the Board of Directors, under these exceptional and limited circumstances, may appoint this interested director, as an additional director.

                  The members of the Audit Committee shall be elected by the Board to hold such position until the next annual meeting or until their successors shall be duly elected and qualified. The Chairman of the Audit Committee shall be selected by the Board.

III. MEETINGS

                  The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least quarterly with management, the director of the internal auditing department, if any, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee or at least its Chair should meet with the independent accountants and Management quarterly to review the Corporation's financials consistent with its responsibilities and duties.

                  The Committee shall report to the Board of Directors at each regularly scheduled Board meeting on significant results of its activities.

                  The Committee shall have the authority to establish its own rules and procedures consistent with the Bylaws of the Corporation for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

                  The Committee may, in its discretion, utilize the services of the Corporation's regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal counsel or other advisors if it determines that such counsel or advisors is necessary or appropriate under the circumstances. The Corporation shall provide appropriate funding, as determined by the Committee, for the Committee to retain such counsel and other advisors, to compensate the Corporation's independent accountants and to pay ordinary administrative expenses that are necessary and appropriate in carrying out the duties of the Committee.

IV. RESPONSIBILITIES AND DUTIES

                  To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review
------------------------

     Review the Corporation's annual and quarterly audited financial statements and any certification, report, opinion or review rendered by the independent accountants.

     Review with Management and the independent accountants the 10-Q, 10-K and any related public disclosure prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     Review with management and the independent accountants the quality and adequacy of the Corporation's internal controls that could significantly affect the Corporation's financial statements.

Independent Accountants
-----------------------

     The Committee shall be directly responsible for the appointment, compensation, retention and oversight of selecting and evaluating the independent accountants (including resolution of disagreements between Management and the independent accountant regarding financial reporting), considering independence and effectiveness, pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent accountants, subject to any de minimus exception allowed by law, and approve the fees and other compensation to be paid to the independent accountants.

     Periodically, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation that might affect their independence. In connection with this review, the independent auditors shall provide the Committee with a written statement delineating all relationships between the auditors and the Corporation.

     Review the performance of the independent accountants with both management and the independent accountants. The Committee shall have the responsibility of overseeing and, if appropriate, terminating the services of, the independent accountants and the independent accountants shall report directly to the Committee.

     Periodically meet with the independent accountants separately and privately to hear their views on the Corporation's internal controls and the qualitative aspects of the Corporation's financial reporting, including the quality and consistency of both accounting policies and the underlying judgments.

     Periodically discuss with the independent accountants (1) the critical accounting policies and practices used; (2) alternative treatments of financial information under GAAP that have been discussed with Management, including the ramifications of the use of alternative treatments and the treatment preferred by the independent accountant; and (3) all other material written communications between the accountant and Management, specifically including any management letter and any schedule of unadjusted differences.

Financial Reporting Process
---------------------------

     Review with financial Management and the independent accountants the quality and consistency, not just the acceptability, of the judgments and appropriateness of the accounting principles, critical accounting policies and financial disclosure practices used by the Corporation at least annually. This discussion shall cover the degree of aggressiveness or conservatism of both the accounting principles employed and the underlying judgments.

     Approve any significant changes to the Corporation's auditing and accounting principles and practices after considering the advice of the independent accountants and Management.

     In connection with each annual and quarterly report of the Corporation, review:

         o Management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.

         o The contents of the Chief Executive Officer and the Chief Financial Officer certifications to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act.

Process Improvement
------------------

     Following completion of the annual audit, review separately with each of Management and the independent accountants and the internal auditing department, if any, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     Periodically review processes and policies for communication with investors and analysts.

     Review any significant disagreement among Management and the independent accountants or the internal auditing department, if any, in connection with the preparation of the financial statements.

     Review with the independent accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

     Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, the integrity of the Corporation's auditing practices and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters and establish a policy of non-retaliation against individuals raising such complaints.

Ethical and Legal Compliance
----------------------------

     Approve the Corporation's Code of Conduct and review Management's processes for communicating and enforcing this Code.

     Pre-approve any waivers from the Corporation's Code of Conduct for directors and executive officers.

     Review Management's monitoring of the Corporation's compliance with applicable laws and regulations and the Corporation's Code of Conduct.

     Review, with the Corporation's counsel or the Committee's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

Other Responsibilities
----------------------

     Review and reassess the Committee's Charter at least annually and submit any recommended changes to the Board for its consideration.

     Provide the report for inclusion in the Corporation's Annual Proxy
         Statement that is required by Item 306 of Regulation S-K of the Securities and Exchange Commission or any successor rule.

     Through its Chair, report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

     Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.





EFFECTIVE DATE: March 5, 2004

APPENDIX B

                             COMPENSATION COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                              TB WOOD'S CORPORATION

                                     CHARTER

         PURPOSE

The Compensation Committee is appointed by the Board of Directors ("the Board") of the Company to discharge the Board's responsibilities relating to (1) compensation of the Company's executives, (2) equity-based compensation plans, including, without limitation, stock option and restricted stock plans, in which officers or employees may participate, (3) administration of the Company's compensation and benefits programs, and (4) arrangements with executive officers relating to their employment relationships with the Company, including, without limitation, employment agreements, severance agreements, supplemental pension or savings arrangements, change in control agreements and restrictive covenants. The Compensation Committee has overall responsibility for approving and evaluating executive officer compensation plans, policies and programs of the Company, as well as all equity-based compensation plans and policies and such other matters as from time to time requested by the Board.

The Compensation Committee also is responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement and assisting in the preparation of certain information to be included in other periodic reports filed with the Securities and Exchange Commission (the "SEC").

         COMPOSITION

The Compensation Committee shall consist of no fewer than three members. Each member of the Compensation Committee shall satisfy the independence requirements of The Nasdaq National Market, Inc. ("Nasdaq") and, if deemed appropriate from time to time, meet the definitions of "non-employee director" for purposes of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside director" for purposes of Section 162(m) of the Internal Revenue Code ("Section 162(m)").

The members of the Compensation Committee shall be appointed by the Board on the recommendation of the Nominating & Corporate Governance Committee. Compensation Committee members may be replaced by the Board. The Chairman of the Compensation Committee shall be selected by the Board.








                                     B-IV-1

         MEETINGS

The Compensation Committee shall meet at least four times annually, or more frequently as circumstances dictate. Special meetings may be convened as the Compensation Committee deems necessary or appropriate.

A majority of the members of the Compensation Committee shall constitute a quorum to transact business. Members of the Compensation Committee may participate in a meeting of the Committee by means of telephone conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the Chairman of the Compensation Committee, notice shall be delivered to all Committee members at least 48 hours in advance of the scheduled meeting. Minutes of each meeting will be kept and distributed to the entire Board.

The affirmative vote of a majority of the members of the Compensation Committee present at the time of such vote will be required to approve any action of the Committee. Subject to the requirements of any applicable law, regulation or Nasdaq rule, any action required or permitted to be taken at a meeting of the Compensation Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Committee. Such written consent shall have the same force as a unanimous vote of the Compensation Committee.

         AUTHORITY, RESPONSIBILITIES AND DUTIES

Executive Compensation
----------------------

     The Compensation Committee shall have the sole authority to retain at the expense of the Company and terminate any compensation consultant used to assist the Company, the Board or the Committee in the evaluation of the chief executive officer ("CEO") or other executive officer compensation and shall have sole authority to approve such consultant's fees and other retention terms.

     The Compensation Committee also shall have authority, to the extent it deems necessary or appropriate to carry out its responsibilities, to retain at the expense of the Company special legal, accounting, actuarial or other advisors. The Compensation Committee shall have the sole authority to approve such advisors' fees and other retention terms.

     The Compensation Committee annually shall review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives and recommend to the Board the CEO's compensation level based on this evaluation. In determining the long-term incentive component of the CEO's compensation, the Compensation Committee may consider the Company's performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years and other factors that the Committee deems appropriate in connection with its review.

     The Compensation Committee shall interpret, implement, administer, review and approve all aspects of remuneration of the Company's executive officers and other key officers, including their participation in incentive-compensation plans and equity-based compensation plans.

     The Compensation Committee annually shall review and approve for the CEO and all other executive officers of the Company, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, and (d) any special or supplemental benefits. The Compensation Committee also shall review and approve for the CEO and all other executive officers of the Company, all employment agreements, severance arrangements and change in control agreements or provisions.

     The Compensation Committee shall not approve any direct or indirect loan, guarantee or other extension of credit to the CEO or any other director or officer of the Company, except as permitted under Section 13(k) of the Exchange Act.

Non-Employee Director Compensation
----------------------------------

     The Compensation Committee shall have the sole authority to retain at the expense of the Company and terminate any compensation consultant used to assist the Company, the Board or the Committee in the evaluation of any director compensation and shall have sole authority to approve such consultant's fees and other retention terms.

     The Compensation Committee shall make recommendations to the Board with respect to the compensation of non-employee directors, including their participation in incentive-compensation plans and equity-based compensation plans.

     The Compensation Committee shall have the same authority with regard to all aspects of non-employee director compensation as it has been granted with regard to executive compensation, except that any ultimate decision regarding the compensation of any non-employee director shall be subject to the approval of the Board.

Equity-Based Compensation Plans
-------------------------------

     The Compensation Committee shall develop and recommend to the Company's stockholders for their approval (to the extent such approval is required by any applicable law, regulation or Nasdaq rule) all stock ownership, stock option and other equity-based compensation plans of the Company, and all related policies and programs. In addition, the Compensation Committee shall review and recommend to Board and to the Company's stockholders for their approval (to the extent such approval is required by any applicable law, regulation or Nasdaq rule) all other equity-based compensation plans with respect to non-employee directors, and all related policies and programs.

     The Compensation Committee shall make individual determinations and grant any shares, stock options, or other equity-based awards under all other equity-based compensation plans, other than with respect to non-employee directors, which shall be subject to the approval of the Board.

     The Compensation Committee shall monitor compliance by the Company and any recipients of stock, stock options, or other equity awards under the Company's and other equity-based compensation plans (such as any policy that requires officers or directors to own Company stock).

Other Responsibilities
----------------------

     With respect to plans intended to comply with Section 162(m), the Compensation Committee shall have the authority to take all actions necessary or appropriate to comply with Section 162(m), including, without limitation, establishing performance goals in writing within the time prescribed by Section 162(m) and certifying the attainment of such goals in a manner consistent with Section 162(m).

     The Compensation Committee may form and delegate authority to subcommittees or, to the extent permitted under applicable laws, regulations and Nasdaq rules, to any other independent director, in each case, to the extent the Committee deems necessary or appropriate. The Compensation Committee shall have the right to consult with or obtain input from management, but, except as expressly provided herein, shall not delegate any of its responsibilities to management.

     The Compensation Committee may designate any member of the Committee to execute documents on its behalf as the Committee deems necessary or appropriate to carry out its responsibilities hereunder.

     The Compensation Committee shall report regularly to the Board, but not less frequently than annually.

     The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval. This Charter is in all respects subject and subordinate to the Company's Certificate of Incorporation, Bylaws and applicable law.

     The Compensation Committee annually shall review its own performance.

In addition to the activities described above, the Compensation Committee will perform such other functions as necessary or appropriate in its opinion under applicable law, the Company's Certificate of Incorporation, Bylaws and the resolutions and other directives of the Board.

Subject to the Company's Certificate of Incorporation and Bylaws and all applicable laws, regulations and Nasdaq rules, the authority vested in the Compensation Committee shall be construed in the broadest possible manner.


EFFECTIVE DATE: March 5, 2004

APPENDIX C

                              TB WOOD'S CORPORATION
                         CORPORATE GOVERNANCE GUIDELINES



V. DIRECTOR QUALIFICATIONS

                  The Board of Directors (the "Board") of TB Wood's Corporation (the "Corporation") must have a majority of directors who meet the criteria for independence required by The Nasdaq National Market, Inc. ("Nasdaq"). The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. This assessment will include members' qualification as independent, as well as consideration of each members' diversity, age, skills, and experience in the context of the needs of the Board. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the best interests of the stockholders. Nominees for directorship will be recommended by the Nominating and Corporate Governance Committee in accordance with the policies and principles set forth in its charter. The invitation to join the Board should be extended by the Board itself, by the Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Board.

                  The Board of Directors presently has 5 members. However, the Board would consider increasing the size of the Board in order to accommodate the availability of an outstanding candidate. Similarly, the Board would consider reducing the size of the Board, or maintain a vacancy, if it cannot identify available candidates meeting the Board's qualification standards. The size and composition of the Board shall be appropriate for effective deliberation of issues relevant to the Corporation's business and related interests.

                  Directors are expected to advise the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee prior to accepting any other public company directorship or any assignment to the audit committee or compensation committee of the board of directors of any public company of which such director is a member. Directors are also expected to report changes in their business or professional affiliations or responsibilities, including retirement, to the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee. A director should offer to resign if the Nominating and Corporate Governance Committee concludes that the director no longer meets the Corporation's requirements for service on the Board. There shall be no pre-determined limitation on the number of other boards of directors on which the directors of the Corporation may serve; however, the Board expects individual directors to use their judgment in accepting directorships of other corporations or charitable organizations and to allow sufficient time and attention to Corporation matters.





                                      C-V-1

                  The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Corporation and its operations and, therefore, provide an increasing contribution to the Board as a whole. As an alternative to term limits, the Nominating and Corporate Governance Committee will review each director's continuation on the Board every three years, or every year in the event that the Corporation shall no longer have a classified Board. This will allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board.

VI. DIRECTOR RESPONSIBILITIES

                  Management is responsible for the day-to-day business operations of the Corporation. The Board is elected by the stockholders to provide oversight and strategic guidance to senior management. The basic responsibility of the directors is to exercise their business judgment and to act in what they reasonably believe to be in the best interests of the Corporation and its stockholders, in a manner consistent with their fiduciary duties. In discharging that obligation, directors should be entitled to rely on the honesty and integrity of the Corporation's senior executives and its outside advisors and auditors. The directors shall also be entitled to have the Corporation purchase reasonable directors' and officers' liability insurance on their behalf, and to the benefits of indemnification and exculpation to the fullest extent permitted by applicable law and the Corporation's Certificate of Incorporation, Bylaws and any indemnification agreements, as applicable, as such documents have been adopted and amended from time to time by the Board.

                  Directors are expected to attend annual meetings of stockholders at which they are nominees for election, Board meetings and meetings of the committees on which they serve, to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Information and data that are important to the Board's understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors before the meeting, and directors should review these materials in advance of the meeting. Directors shall preserve the confidentiality of confidential material given or presented to the Board.

                  The Board has no policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Corporation for the Board to make a determination when it elects a new Chief Executive Officer.

                  The Chairman will establish the agenda for each Board meeting. At the beginning of the year the Chairman will establish a schedule of agenda subjects to be discussed during the year (to the degree this can be foreseen). Each Board member is free to suggest the inclusion of items on the agenda. Each Board member is free to raise at any Board meeting subjects that are not on the agenda for that meeting. The Board will review the Corporation's long-term strategic plans and the principal issues that the Corporation will face in the future during at least one Board meeting each year.

                  The Board believes that management speaks for the Corporation. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Corporation. It is expected, however, that Board members would do this with the knowledge of management and, absent unusual circumstances or as contemplated by the committee charters, only at the request of management.

VII. BOARD COMMITTEES

                  The Board will have at all times an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee which must operate in accordance with applicable law, their respective charters as adopted and amended from time to time by the Board, and the applicable rules of the Securities and Exchange Commission and Nasdaq. All of the members of these committees will be independent directors under the criteria established by Nasdaq. Committee members will be appointed by the Board upon recommendation of the Nominating and Corporate Governance Committee with consideration of the desires of individual directors. It is the opinion of the Board that consideration should be given to rotating committee members periodically, but the Board does not feel that rotation should be mandated as a policy.

                  Each committee will have its own charter. The charters will set forth the purposes, goals and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board. The charters will also provide that each committee will annually evaluate its performance, and report the results of such evaluation to the Board.

                  The Chairman of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee's charter. The Chairman of each committee, in consultation with the appropriate members of the committee and management, will develop the committee's agenda. At the beginning of the year each committee will establish a schedule of agenda subjects to be discussed during the year (to the degree these can be foreseen). The schedule for each committee will be furnished to all directors.

                  The Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of the Corporation in advance.

                  The Board may, from time to time, establish or maintain additional committees as necessary or appropriate and delegate to such committees such authority permitted by applicable law and the Corporation's Bylaws as the Board sees fit.

VIII. DIRECTOR ACCESS TO OFFICERS AND EMPLOYEES

                  Directors have full and free access to officers and employees of the Corporation. The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Corporation and will, to the extent not inappropriate, copy the Chief Executive Officer on any written communications between a director and an officer or employee of the Corporation.

                  The Board welcomes regular attendance at each Board meeting of the Chief Executive Officer and other senior officers of the Corporation deemed necessary by or the Chief Executive Officer. If the Chief Executive Officer wishes to have additional Corporation personnel attend meetings of the Board on a regular basis, this suggestion should be brought to the Board for approval.

IX. DIRECTOR COMPENSATION

                  The form and amount of director compensation will be evaluated annually by the Compensation Committee in accordance with the policies and principles set forth in its charter. In this regard, the Compensation Committee may request that management report periodically on the status of the Board's compensation in relation to the Corporation's competitors and other similarly situated companies. The Compensation Committee is aware that a director's independence may be jeopardized if director compensation and perquisites exceed customary levels, if the Corporation makes substantial charitable contributions to organizations with which a director is affiliated, or if the Corporation enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated. The Board must critically evaluate each of these matters when evaluating the independence of each director.

X. DIRECTOR ORIENTATION AND CONTINUING EDUCATION

                  All new directors must be provided with these Corporate Governance Guidelines and must participate in the Corporation's director orientation program, which should be conducted as soon as practicable after the annual meeting at which new directors are elected. This orientation will include presentations by senior management and outside advisors, as appropriate, to familiarize new directors with the Corporation's strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Conduct, its principal officers, and its internal and independent auditors. All other directors are also invited to attend the director orientation program, and any other programs that management may periodically provide for all directors on subjects that would assist them in discharging their duties. The Board or the Corporation will encourage, but not require, directors to periodically pursue or obtain appropriate programs, sessions or materials as to the responsibilities of directors of publicly-traded companies.

XI. MANAGEMENT EVALUATION AND SUCCESSION

                  The Board (not including any members of management of the Corporation) will conduct an annual review of the performance of the Chief Executive Officer and any other member of senior management as the Board may deem appropriate, taking into account the views and recommendations of the Compensation Committee and the Nominating & Corporate Governance Committee, as set forth in their respective charters.

                  The Board will establish and review such formal or informal policies and procedures, in consultation with the Nominating and Corporate Governance Committee, the Chairman and the Chief Executive Officer and others as it considers appropriate regarding succession to the positions of Chief Executive Officer and any other senior management position as the Board may deem appropriate, in the event of emergency or retirement.

XII. ANNUAL PERFORMANCE EVALUATION

                  The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively, which evaluation shall include a review of these Corporate Governance Guidelines. Following the end of each fiscal year, the Nominating and Corporate Governance Committee will solicit comments from all directors and management and report to the Board with an assessment of the Board's performance during the prior fiscal year. The Nominating and Corporate Governance Committee's report will be discussed with the full Board. The assessment will focus on the Board's contribution to the Corporation and specifically focus on areas in which the Board or management believes that the Board could improve.

XIII. AMENDMENT, MODIFICATION AND WAIVER

                  These Corporate Governance Guidelines may be amended, modified or waived by the Board, and waivers of these Corporate Governance Guidelines may also be granted by the Nominating & Corporate Governance Committee, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, as amended, the rules promulgated thereunder and the applicable rules of Nasdaq.

XIV. EFFECTIVE DATE

                  The Corporate Governance Guidelines were adopted by the Board and are effective as of March 5, 2004.

APPENDIX D


                              TB WOOD'S CORPORATION


















                                 Code of Conduct



EFFECTIVE DATE: March 5, 2004

Code of Conduct

CONTENTS

Forward

General Policies                                                                                  1

         Avoid conflicts of interest
Avoid illegal or questionable gifts and favors
Participate in politics - voluntarily
Keep accurate financial records - ensure accurate disclosure
Use Company assets wisely
Protect confidential information
Familiarize yourself with import/export restrictions, if necessary
Honor our environment
Work safely
Promote a positive work environment
Antiboycott Foreign Corrupt Practices

Guidelines for Dealing with Competitors, Customers and Suppliers                                  6

         Do not make agreements with competitors about prices, production and customers
Watch what you commit to in writing
Be careful about contact with competitors
Get approval before joining a trade association
Conduct yourself appropriately at trade association meetings
Choose customers and suppliers fairly
Avoid accepting unlawful pricing

Other Policies                                                                                    9

         Familiarize yourself with the Corporate Disclosure Policy
Familiarize yourself with the Statement of Policy Concerning Trading Policies and Conflicts of Interest

Asking Questions                                                                                 10

Reporting Violations                                                                             10

Foreword
                  It has always been the policy of TB Wood's Corporation (the "Company") to comply with the letter and spirit of all laws that govern our operations and to adhere to the highest standards of business ethics. Because we uphold those standards, the Company enjoys a reputation for excellence and fair dealing. But a good reputation must be diligently maintained; it can be lost much faster than it is acquired. No action is worth ruining that reputation. All actions must be viewed in that perspective.

                  With that in mind, the Company has developed the general legal and ethical guidelines you'll find in this booklet. The guidelines won't provide an answer to every question that comes up. Nor will they make you an expert in anti-trust and other legal matters. They should, however, make you more aware of the law and guide your decisions including decisions about when to consult with others, such as your supervisor or manager. If you have any reason to doubt the legality of any action you plan to take on behalf of the Company, ask before you act.

                  The guidelines apply to all employees and directors of the Company. All employees and directors of the Company will be required to read this booklet periodically.

                  Because our reputation is everyone's responsibility, anyone who suspects a violation of law or ethics must immediately report it to his or her supervisor.

                  Anyone receiving such a report must immediately discuss the matter with a corporate officer and take action as management directs. All employees and directors must cooperate fully with any investigation by Company representatives of an alleged violation. No employee or director will suffer any penalty for reporting in good faith any suspected violation of the guidelines in this booklet.

                  We will do everything in our power to make sure the Company adheres to these standards. We are counting on you to do the same. Together we can make sure that the Company maintains its good name and the rewards that reputation brings.

                                General Policies

Avoid conflict of interest

                  The Company generally doesn't restrict you from investing or participating in other businesses. However, you need to avoid relationships and activities that might influence or appear to influence your ability to make fair decisions while doing your work for the Company. It is the special responsibility of each employee and director to use his or her best judgment to assess objectively whether a conflict or the appearance of a conflict exists and to engage in open and candid communication with the Company about the conflict.

                  While that guideline applies to all employees and directors, certain employees and all directors are required to disclose outside business interests (and any other potential conflicts of interest) to the Company. Those employees and directors, and their immediate family members, should not have any undisclosed investment or other financial interest, including employment, in a business that:

         o        competes with;
         o        sells materials or services to;
         o        or is a customer of the Company.

                  A financial interest includes any ownership or creditor interest. Investments involving less than 1 percent of the outstanding stock of a company whose shares are traded on a stock exchange are considered insignificant and aren't considered a conflict of interest under Company policy.

                  If you are required to publicly disclose outside business interests, the Company will notify you.

Avoid illegal or questionable gifts and favors

No employee of the Company may give or accept anything of greater than nominal value to or from any current or prospective customers, suppliers, vendors, public or political party officials or other persons in similar positions. The giving or acceptance of cash gifts (including cash equivalents such as stocks or bonds), personal loans, discounts or any other gift or favor that may be considered a bribe or a kickback or other illegal or unethical payment is strictly prohibited regardless of value. In addition, employees of the Company may not solicit gifts, gratuities or meal or entertainment invitations from anyone with whom the Company does, or is negotiating to do, business. Under no circumstances may the Company corporate funds be unlawfully used for political contributions of any sort.

The Company recognizes that the occasional exchange of business courtesies, such as modest gifts (but never cash gifts), meals and entertainment (including invitations to attend sporting events or holiday parties), is a common practice meant to create goodwill and establish trust in relationships. Therefore, this policy is not intended to preclude the giving or acceptance of such common courtesies, provided that the value of the gratuity is nominal in relation to the circumstances in which it is offered and accepted or in accordance with generally accepted business practices of the country and industry. Employees should avoid any conduct which even creates an impression of impropriety. An employee who is offered or receives a gift of a nature that would contravene this policy should politely decline or return the gift.

This policy is intended to apply to all employees of the Company and any members of their immediate families. If an employee has any question about the application of this policy, the employee should disclose the circumstances involved and seek approval from the employee's manager or supervisor.

Participate in politics - voluntarily

                  To preserve and strengthen our system of government, the Company encourages directors. officers and employees, as individuals, to vote and work for political parties, candidates, and to voluntarily contribute personal funds to parties, candidates and nonpartisan groups supporting good government. Lawful political preferences, opinions and activities will have no effect on any aspect of employment, including assignment, working conditions, pay and promotion. In keeping with the law, corporate funds and assets may not be used for political campaigns.

Keep accurate financial records; ensure accurate disclosure

                  The Company has a responsibility to potential investors, stockholders, creditors and government agencies to maintain and furnish reliable financial information in a timely manner.

                  Company books and records must accurately reflect transactions and the status and use of assets. In keeping with that responsibility:

              o Keep books and records accurate and up-to-date - whether you're making entries and recording transactions or asking someone else to do so.
              o   Do not establish any undisclosed or unrecorded fund.

                  In addition, the Chief Executive Officer ("CEO") and the senior financial officers (the principal financial officer and comptroller or principal accounting officer, or persons performing similar functions) are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the Securities and Exchange Commission. Accordingly, it is the responsibility of the CEO and each senior financial officer promptly to bring to the attention of the Board of Directors of the Company any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Board of Directors in fulfilling its responsibilities to the Company.

Use Company assets wisely

                  The Company's assets - money, buildings, equipment, vehicles, and so on - are critically important to continued success. Because they are acquired through the expenditure of Company resources, they are intended for use in the Company's business. All employees and directors are responsible for their appropriate use. Unless you receive permission from Company management, use equipment, supplies and similar assets only for Company business.

Protect confidential information

                  Another important Company asset is information gathered to maintain and develop business. This information is proprietary and strictly confidential. In addition to any other obligation that you may have to keep the Company's information confidential and in keeping with the importance of this information:

                  o Do not disclose confidential information to anyone outside the Company unless the disclosure is necessary to further the Company's interest.
                  o Do not use confidential information for anything other than Company business.

                       Some examples of confidential information are:

                  o    Financial results and records not made in public.
                  o    Personnel records and systems.
                  o    Business and sales prospects and commitments.
                  o    Technical developments and inventions.
                  o Information concerning or obtained from customers and suppliers.
                  o    Any information in the Company's computer systems.

Familiarize yourself with import/export restrictions, if necessary

                  Exports of commodities and technical data from the United States and other countries often are subject to export control laws. Requirements depend on the destination, product and/or proposed use of the product. Export control laws generally apply to re-exports as well. If you are responsible for export and re-export transactions, familiarize yourself with all applicable requirements and, when in doubt, seek guidance from your manager or supervisor.

Honor our environment

                  The Company is committed to complying with all applicable laws relating to protection of the environment in the conduct of our business.

                  Employees must do their part by:

                  o Accepting responsibility for the protection of the environment.

                  o Operating equipment and performing processes according to documented standard operating procedures and training to minimize the impact on the environment.
                  o Following Company policy on using, storing, transporting and disposing of hazardous materials and wastes.
                  o Following Company policy on reporting circumstances under which hazardous materials or wastes come in contact with the environment.
                  o Making suggestions on ways to minimize or eliminate wastes or the use of hazardous materials.
                  o Asking questions and reporting violations or potential violations in accordance with the sections in this booklet on "Asking Questions" and "Reporting Violations."

Work safely

                  The Company is committed to providing a drug-free and safe work environment. Everyone is responsible for compliance with applicable health and safety laws and regulations. Employees must do their part by:

                  o    Accepting responsibility for safety.
                  o Knowing the hazards associated with each job assignment and operating equipment accordingly.
                  o    Observing posted warnings and regulations.
                  o Reporting to supervisors any accident or injury sustained on the job.
                  o Reporting to supervisors any operation of equipment or performance of processes that is not in accordance with standard operating procedures.
                  o Asking questions and reporting violations or potential violations in accordance with the sections in this booklet on "Asking Questions" and "Reporting Violations."

Promote a positive work environment

                  The Company has an obligation to employ the best people available. It is the Company's policy to promote a diverse workforce by hiring and developing qualified people regardless of their age, race, color, religion, sex, national origin, disability or political preference. It also is our policy to recruit, develop and provide opportunities for qualified disabled persons and veterans.

                  In addition, the Company wants to provide a workplace free from any form of harassment, including sexual, religious or racial harassment. Any such harassment is prohibited.

                  In accordance with applicable laws, we will continue to direct our employment and personnel practices toward ensuring truly equal opportunity for everyone. All recruiting, hiring, training, compensation, benefits, promotions, transfers, layoffs, recall from layoffs, company-sponsored educational, social and recreational programs and all treatment on the job will be free of discriminatory practices.

                  All employees and directors have a responsibility to act appropriately in the workplace and are expected to follow these policies and promote a positive work environment for all. Managers and supervisors are particularly responsible for ensuring equal participation in the opportunities available at the Company.

Foreign Corrupt Practices

The Company does not permit its employees or independent third parties acting on behalf of the Company to offer, pay, promise to pay or authorize the payment of money or anything of value to an official or employee of a government or to a political party, party official or candidate for political office, where such a payment is made to influence or reward official conduct in an effort to help the Company secure or keep business.

Although discouraged, facilitating payments are not prohibited under the U.S. Foreign Corrupt Practices Act. These are nominal payments to low-level government employees that are considered normal business practice in some countries to expedite or secure a service or routine administrative action that these individuals ordinarily perform and to which the Company or person is entitled. This includes speeding up the processing of government papers or providing phone service, but generally does not include a discretionary action (such as a more favorable tariff classification).

Any employee of the Company who has a question about the propriety of his or her conduct under this policy should seek advice from his or her manager or supervisor.

Antiboycott

                  The Company must comply with applicable U.S. antiboycott laws. U.S. antiboycott laws generally prohibit U.S. companies and their worldwide subsidiaries from cooperating with international boycotts which the U.S. government does not sanction. A boycott occurs when a person or group of people refuse to do business with certain other people or countries.

Guidelines For Dealing With
Competitors, Customers And Suppliers

                  Antitrust laws are strict laws that protect the free enterprise system. They deal with agreements and practices that restrain fair trade, such as price fixing and boycotting suppliers and customers. Many countries have enacted antitrust laws that regulate business and trade on the premise that fair competition will yield the lowest prices, highest quality and greatest economic progress for all.

In the United States, the principal laws regulating business and trade are the Sherman Act, Clayton Act, Robinson-Patman Act and Federal Trade Commission Act. In addition to governing domestic activities in the United States, U.S. antitrust laws also apply to import and export transactions to and from the United States.

                  All employees and directors are expected to comply with any applicable antitrust laws. The following guidelines will help you conduct yourself in situations governed by U.S. antitrust laws. If you're involved in any international business transactions:

                  o Familiarize yourself with appropriate antitrust and other legislation.
                  o Follow any established Company guidelines for dealing with U.S. competitors, customers and suppliers - unless foreign law is stricter. In that case, foreign law applies.
                  o Consult your manager or supervisor with any questions concerning antitrust compliance before conducting any negotiations or proceeding with any agreements, mergers, joint ventures and other transactions.

Do not make agreements with competitors about prices, production and customers

                  Free enterprise functions best when companies make independent business decisions. Indeed, in many instances, formal or informal agreements with a competitor are illegal and are absolutely prohibited. Do not make agreements with competitors involving:

                  o Prices to be charged for products or services both companies make or provide - a practice known as price fixing. Prices include base prices, extras and transportation charges, as well as other sales terms that relate to price, such as credit terms and discounts.
                  o Limiting production, including the amount and type of production.
                  o    Division or allocation of customers or sales territories.
                  o    Boycotting a potential customers or potential supplier.

Watch what you commit to in writing

                  In order to avoid misunderstandings, any memo, letter, proposal, quotation or other correspondence dealing with the subject of competition or competitive prices, in general, should merely state facts and should contain no editorial comments.

Be careful about contact with competitors

                  Competitors are usually subject to similar economic pressures, and independent decisions by each could produce similar results. Because of this, antitrust enforcement agencies and courts are quick to suspect collusion among competitors. It is imperative to avoid contacts with competitors that might support a charge of collusion. Conduct relations with competitors as if you are at all times in the public view.

Get approval before joining a trade association

                  Trade and standards organizations help companies exchange valuable information on a wide variety of matters common to the industry - technical developments, safety, labor relations, regulations and statistics. However, because they provide opportunities for formal and informal gatherings of competitors, they expose everyone present to charges of collusion if meetings are followed by illegal action. For that reason, employees are not permitted to join any trade association unless management has determined that:

                  o    The association serves an important and proper purpose.
                  o All of the association's activities are adequately supervised by legal counsel, particularly in locations where trade regulations make it prudent to do so.

                  Trade associations are reviewed periodically to make sure that their activities are completely proper.

Conduct yourself appropriately at trade association meetings

                  Because charges of collusion can spring from trade association meetings, you need to be aware of your conduct during them. To avoid any risk, you should:

                  o    Confine discussions to items on the meeting agenda.
                  o Refuse to listen to or engage in informal discussion of any of the prohibited subject areas stated previously.
                  o Immediately leave a meeting or gathering if such a discussion begins. Walk away from the speaker or hang up the telephone, if necessary. If you allow yourself to listen to such a conversation, you may be required to testify that it did take place, and it would be difficult to avoid the implication that you actively participated in it.
                  o Immediately report any such discussion in accordance with the sections in this booklet on "Asking Questions" and "Reporting Violations."

Choose customers and suppliers fairly

                  Generally speaking, a seller has the right to refuse to deal with any person or concern it does not want as a customer. This is also true for buyers selecting suppliers. Reasons for refusing to deal with a customer or supplier can include deficient performance, financial irresponsibility and reputation.

Avoid accepting unlawful pricing

                  When purchasing supplies, a buyer may not induce or knowingly accept a price that would be illegal for the supplier to give. If you believe a supplier is offering you an unlawful price, seek guidance from your supervisor or manager.

Other Policies

Corporate Disclosure Policy

Trading in the stock or other securities of publicly traded companies or "tipping" others on the basis of material, non-public information is forbidden as a matter of U.S. law, and every effort should be taken to avoid even an appearance that any employee of the Company who buys or sells Company stock or other securities (such as securities of the Company's customers or suppliers) did so in a manner to profit from such inside information. Employees of the Company are not permitted to use or share such material, non-public information for stock trading purposes. The U.S. laws applicable to insider trading apply not only to Company stock owned directly by the employees of the Company and their immediate families, but also to Company stock in any employee benefit or retirement account where the employee has the right or ability to direct his or her investments.

Inside information is not easily defined, but generally means non-public information that a reasonable investor would consider in making a decision about buying, holding or selling Company stock. Because this standard can be imprecise, it is prudent to err on the side of not trading to make sure there is not even the appearance of improper conduct.

The Company encourages its employees to invest in Company stock for the long term. Short-term speculative trading, by employees of the Company in particular, however, may raise the appearance of the possibility of insider trading. Therefore, it is the policy of the Company to strongly discourage short-term trading in Company stock.

In order to maintain compliance with the Company's Securities Trading Policy, the Company requires any employee who generally has access to material non-public information, even if that person does not have access to such information at the time of the contemplated purchase or sale, to obtain clearance for any trade from the Chief Financial Officer in advance of the actual trade. Any employee of the Company who has a question about the propriety of his or her conduct under this policy should seek advice from his or her manager or supervisor.

                  Because the Company is an issuer subject to the securities regulation laws of the United States, the prohibitions on insider trading involving Company stock apply to employees of the Company, agents, managers, officers and directors throughout the world.

Statement of Policy Concerning Trading Policies and Conflicts of Interest

                  All employees and directors must familiarize themselves with and follow the Company's statement of policy regarding compliance with all applicable securities laws and regulations and the avoidance of conflicts of interest.

Asking Questions

                  The Company is committed to giving guidance to all employees and directors about standards of ethics and compliance requirements. An employee with questions is encouraged to seek clarification through normal channels directly to his or her supervisor or manager.

                  Supervisors and managers who receive questions may give a direct response to an employee if the employee merely raises a question that they can answer or that can be answered with the help of another appropriate person or department. Otherwise, a manager or supervisor shall contact a corporate officer.

Reporting Violations

                  Every employee of the Company has the responsibility to report a violation of any law or a breach of the Company's ethical standards. An employee who knows about a violation, or reasonably believes there has been a violation, is encouraged to report that information through normal reporting channels directly to his or her supervisor or manager.

                  Supervisors and managers who receive reports of violations have a duty to handle them properly. They may give a direct response to an employee if the report merely raises a question that they can answer or that can be answered with the help of another appropriate person or department. Otherwise, the supervisor or manager will contact a corporate officer and forward the report to the Audit Committee and take such other action as may be required.

                  Conflicts and violations involving officers will be reviewed by the Audit Committee of the Board of Directors. Conflicts and violations involving the CEO and directors will be reviewed by the Board of Directors.

                  In certain limited cases, activities giving rise to potential conflicts of interest may be permitted if they are determined not to be harmful to the Company. That determination will be made by the Board of Directors in the case of the CEO or directors and by the Audit Committee of the Board of Directors in the case of other officers and employees.

                  Employees who report a violation or suspected violation will not be subject to retaliation because of any report made in good faith. However, individuals who knowingly submit a false report shall be subject to disciplinary action. Any employee of the Company who does retaliate against an individual submitting a report shall be subject to disciplinary action.

                  The Audit Committee of the Board of Directors will review any reports received by supervisors, managers and corporate officers hereunder at least once yearly.

                  EFFECTIVE DATE: March 5, 2004






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